UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Item 1: Report to Shareholders

New Jersey Tax-Free Bond Fund	August 31, 2011

The views and opinions in this report were current as of August 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

New Jersey tax-free municipal bonds rose strongly over the six-month period ended August 31, 2011. Municipal bonds have stayed resilient amid robust demand for this historically low-risk asset class, despite investor unease in recent months about the U.S. government’s handling of the budget deficit and slowing-economy. Several factors have driven strong performance in the tax-exempt market since our last report at the end of February. These developments include a large drop in municipal issuance, tumbling Treasury yields tied to sluggish economic growth, and the Federal Reserve’s intention to keep short-term interest rates very low for two more years. Despite recent headlines about the fiscal condition of some cash-strapped cities and states, confidence in municipal bonds rose as dire predictions about massive defaults in 2011 proved to be alarmist. The T. Rowe Price New Jersey Tax-Free Bond Fund rose strongly over the past six months but slightly trailed its Lipper peer group average. The fund’s long-term relative performance remains favorable compared with other New Jersey municipal debt funds.

MARKET ENVIRONMENT

Economic growth thus far in 2011 has been disappointing. After a strong start to the year, job growth faltered in the spring, and the national unemployment rate remains stubbornly high at around 9%. The housing market continues to languish at depressed levels. With commodity prices elevated—though generally lower than they were in the spring—and economic prospects in the U.S. and Europe uncertain, consumers have been reluctant to increase their spending, and many businesses have restrained their expansion plans.

Despite the end of the Federal Reserve’s second round of quantitative easing since the global financial crisis of 2008 and Standard & Poor’s recent downgrade of the U.S. government’s long-term sovereign credit rating, intermediate- and long-term Treasury interest rates fell sharply over the last six months, approaching historic lows amid renewed fears of a double-dip recession. Municipal yields also declined but to a lesser extent. The Fed acknowledged the fragility of the economy and indicated that it would likely keep the fed funds target rate in the 0.00% to 0.25% range—which has been in place since December 2008—until at least mid-2013. As our reporting period closed, Fed Chairman Ben Bernanke indicated that the central bank would contemplate the possible deployment of additional tools to stimulate the economy.

With long-term municipal yields higher than comparable Treasury yields, long-term tax-free securities are a very attractive alternative, particularly for investors in the highest tax brackets. For example, as of August 31, 2011, the 3.89% yield offered by a 30-year tax-free municipal bond rated AAA was about 108% of the 3.60% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.40% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance thus far in 2011 totaled only about $163 billion, according to The Bond Buyer. This is well below the brisk pace seen in the last few years. Contributing factors include the absence of the Build America Bond program, which led to increased issuance in 2009–2010 but expired last December, and a pervasive trend toward fiscal austerity. Demand for municipal securities has been weak for much of the last six months but has been improving due to increased interest from individual investors and some nontraditional investors purchasing munis directly. Cash flows into municipal bond funds have been mostly negative throughout our reporting period, reflecting the weakening economic outlook and concerns about low-yields.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve the high ratings that they have been given by the major credit rating agencies and do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we continue to have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which also have good credit profiles.

Finally, the municipal market continues to show remarkable resilience in the face of a steady drumbeat of negative publicity, negative cash flow, and political challenges to tax exemption. In the last six months, every major municipal bond sector produced strong gains, led by long-term and lower-quality issues—a remarkable recovery from their poor performance at the end of 2010. Revenue bonds narrowly outperformed both local and state general obligations (GOs). Among revenue bonds, health care was one of the top-performing sectors, as hospitals are adjusting to new fiscal realities and last year’s health care reform legislation. We remain cautious and very selective on health care due to the likelihood of tighter reimbursement policies and state budget cuts that could affect Medicaid payments to providers. Medicaid and Medicare could also be targets for federal spending cuts. Tobacco bonds did very well due to rumors of a possible legal settlement to a dispute that may result in a significant lump sum payment from tobacco companies to the states. We continue to underweight this sector because of declining long-term tobacco consumption trends. Solid waste bonds lagged modestly but still produced good returns in absolute terms.

NEW JERSEY MARKET NEWS

New Jersey benefits from solid fundamentals, including a diverse economy and high wealth levels. Based on 2010 per capita personal income at 125% of the national average, New Jersey is the third-richest state in the country. The state’s economic recovery has slowly-improved in line with the national trend. But as in most states, unemployment remains high and job recovery has been sluggish. Going forward, the state’s economic growth is expected to track or lag that of the U.S.

New Jersey’s significant long-term liabilities continue to pressure its fiscal stability. According to Moody’s 2011 State Debt Medians, the state is among the most heavily indebted states, as measured by debt per capita ($3,940) and debt as a percentage of personal income (7.9%). Most of the debt is appropriation-backed, meaning that debt service can only be paid if the state legislature annually sets aside the funds to do so. New Jersey also faces substantial liabilities for pension and other post-employment benefits (OPEB) and has repeatedly underfunded its annual required contribution for pensions.

Moody’s Investors Service and Fitch downgraded their ratings on the state over the past six months. New Jersey’s GO debt is rated Aa3 by Moody’s, AA- by Standard & Poor’s, and AA- by Fitch Ratings. Fitch cited mounting budget pressure resulting from New Jersey’s growing unfunded pension and OPEB liabilities, weak economic recovery, high debt burden, limited financial flexibility, and persistent structural imbalance for the downgrade.

All three ratings agencies have assigned stable outlooks, however, reflecting recent progress in stabilizing the state’s fiscal condition. Audited results for the year ended June 30, 2011, are not yet available, although budgetary results indicate 2.2% revenue growth and a $69 million ending fund balance. The state legislature passed a $29.6 billion fiscal 2012 budget on time, closing an estimated $10.5 billion deficit, and has recently taken steps toward pension reform.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

The New Jersey Tax-Free Bond Fund returned 5.97% for the six-month period ended August 31, 2011, slightly trailing the return of its Lipper peer group average. Since the end of February, the net asset value rose $0.42 while dividends stayed unchanged at $0.24 per share. The fund’s long-term record relative to its competitors remains favorable. (Based on cumulative total return, Lipper ranked the fund 15 of 47, 21 of 46, 14 of 35, and 11 of 32 funds in the New Jersey municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended August 31, 2011, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.)

The municipal bond market has rebounded following fairly lackluster performance early in the year. Several factors have driven the municipal market’s strong performance in recent months. A limited supply of new municipal bond issues, combined with steady demand from investors reinvesting proceeds from maturing issues and seeking a higher-yielding alternative for cash, pushed yields down and lifted municipal bond prices by the end of the reporting period. Furthermore, a rally in U.S. Treasuries spurred by renewed recession fears and a global flight to quality amid the spreading European debt crisis also benefited municipal bond prices.

During the period, we maintained what is commonly referred to as a “barbell” structure in the portfolio, with an emphasis on both short- and long-term securities. This posture was based on our outlook for intermediate-term securities being vulnerable to higher rates, which did not come to fruition. This defensive duration and credit posture contributed to a lag in performance relative to the peer group, as the steep yield curve offered the chance to earn significantly higher yields from longer-term securities. While our overweight in bonds with maturities of greater than 15 years enhanced performance, it was not enough to overcome the underperformance of our holdings in shorter-term bonds, or those maturing in less than two years. Longer bonds with very short calls also underperformed due to their poor convexity, a measure of how bonds respond to changes in interest rates.

The fund’s duration, a measure of its sensitivity to changes in interest rates, declined to 5.3 years from 7.3 years as many holdings priced to their calls—in other words, investors assumed that issuers would take advantage of low yields and refinance their debt at the earliest opportunity—rather than to maturity. Despite our bias toward longer-term issues, the fund’s weighted average maturity declined to 15.3 years from 16.0 years. The fund’s 30-day SEC yield declined to 3.36% from 4.09% as market rates declined. There was a slight shift in the fund’s overall quality diversification, with exposure to AA rated bonds falling by 8% due to the downgrade of New Jersey’s credit rating, which caused our state appropriation bond holdings to fall into the A category. Our exposure to AAA rated bonds stayed unchanged at about 11% of the fund.

Trading activity during the period was below average given a lack of new issues in New Jersey’s municipal market, and finding opportunities for coupon and maturity reinvestment proved challenging. Most of our purchases were in the 10- to 20-year range as the supply of longer-dated bonds was low. The fund’s cash balance rose slightly as holdings matured and we sold other issues based on our negative credit outlook over the longer term. We anticipate the pace of new issues will pick up as we approach year-end. New issues will not only offer an opportunity for reinvestment but will also test the market’s appetite for historically low yields.

Health care remained the fund’s largest credit sector and continues to offer attractive yields relative to other sectors with comparable ratings. Although the regulatory outlook is still unclear, we believe our rigorous credit research allows us to uncover issues that offer value. Our other allocations remained broadly unchanged, with education and leasing rounding out the top three sectors. We remain underweight in GO debt in favor of revenue bonds, as the state and local governments still face difficulties in balancing budgets. We sold out of our remaining tobacco-related position, reflecting our negative outlook for the sector.

OUTLOOK

While we are pleased with the improved performance of and sentiment toward municipal bonds, we acknowledge that the credit and economic environment for municipalities likely will be challenging. The slow economic recovery, depressed housing market, and high unemployment have reduced the tax revenues collected by state and local governments. Municipal bond defaults, which historically have been rare, could increase moderately. Defaults thus far have been mostly limited to the smallest issuers in the riskiest of sectors, such as land-backed, multifamily housing, or hospitals. Income and sales tax revenues have begun to increase, providing some support for state governments. On the other hand, cutbacks in state support and persisting declines in property tax revenues will keep local municipal issuers vulnerable. If the U.S. economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue with or without additional federal government assistance.

Although S&P downgraded several thousand municipal issues directly linked to U.S. Treasuries (such as prerefunded bonds) shortly after downgrading the U.S. government’s long-term credit rating, we still believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. While shorter-term securities have unattractive absolute yields and could be vulnerable if the economy picks up unexpectedly, longer-term and lower-rated investment-grade bonds continue to offer a reasonable yield advantage. We expect demand for munis to stay resilient as fears of major municipal defaults wane and investors seek attractive tax-free income in an environment of low interest rates.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct proprietary research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

September 15, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. Securities with longer maturities usually a have higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/11‡	Year Ended 2/28/11‡	2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡
NET ASSET VALUE						
Beginning of period	$ 11.10	$ 11.48	$ 10.82	$ 11.03	$ 11.81	$ 11.73
Investment activities						
Net investment income	0.24	0.49	0.48	0.48	0.49	0.50
Net realized and unrealized gain (loss)	0.42	(0.39)	0.66	(0.21)	(0.78)	0.08
Total from investment activities	0.66	0.10	1.14	0.27	(0.29)	0.58
Distributions						
Net investment income	(0.24)	(0.48)	(0.48)	(0.48)	(0.49)	(0.50)
NET ASSET VALUE						
End of period	**$ 11.52**	**$ 11.10**	**$ 11.48**	**$ 10.82**	**$ 11.03**	**$ 11.81**

Ratios/Supplemental Data

Total return(1)	5.97%	0.86%	10.73%	2.48%	(2.55)%	5.04%
Ratio of total expenses to average net assets	0.53%(2)	0.52%	0.53%	0.56%	0.55%	0.55%
Ratio of net investment income to average net assets	4.15%(2)	4.23%	4.30%	4.39%	4.23%	4.26%
Portfolio turnover rate	3.3%	18.6%	10.4%	12.5%	16.7%	14.8%
Net assets, end of period (in thousands)	$ 247,637	$ 233,781	$ 246,852	$ 212,904	$ 212,063	$ 205,002

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 97.9%		
NEW JERSEY 82.7%		
Bergen County Improvement Auth., Saddlebrook, GO 5.00%, 9/1/29	1,490	1,583
Burlington County Bridge Commission, 5.25%, 8/15/19 (Prerefunded 8/15/12) (1)	825	865
Burlington County Bridge Commission, GO, 5.00%, 8/15/18 (2)	1,000	1,175
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	1,500	1,261
Cape May, PCR, Atlantic City Electric, 6.80%, 3/1/21 (2)	1,520	1,925
Essex County Improvement Auth., GO, 5.125%, 10/1/19 (2)	1,500	1,650
Essex County Improvement Auth., GO, 5.50%, 10/1/27 (2)	2,205	2,580
Essex County Utilities Auth., Solid Waste, GO, 5.00%, 4/1/20 (3)	1,000	1,108
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (4)	1,400	1,714
Garden State Preservation Trust, Space & Farmland 5.25%, 11/1/21 (4)	1,400	1,733
Highland Park Board of Ed., School Dist., GO, 5.00%, 2/15/25	1,725	1,874
Hudson County Improvement Auth., 5.00%, 4/1/25 (5)	2,000	2,086
Hudson County Improvement Auth., 5.00%, 4/1/27 (4)	2,000	2,104
Hudson County Improvement Auth., Solid Waste, GO 5.75%, 1/1/35	2,000	2,179
Hudson County Improvement Auth., Harrison Packaging 5.125%, 1/1/34 (3)	1,050	1,105
Mercer County Improvement Auth., School Dist., GO 5.25%, 1/15/23 (6)	1,460	1,534
Middlesex County Improvement Auth., GO, 5.25%, 9/15/20	1,500	1,624
Middlesex County Improvement Auth., Golf Course, GO 5.25%, 6/1/20	1,310	1,446
Middlesex County Improvement Auth., North Brunswick Township, GO, 5.00%, 10/1/12 (6)	1,130	1,184
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/18	500	524
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/35	1,255	1,256

Middlesex County Pollution Control, PCR, Hess, 6.05%, 9/15/34	2,500	2,519
Middlesex County Utilities Auth., Sewer, 5.00%, 12/15/15 (4)	1,000	1,164
Monmouth County Improvement Auth., Atlantic Highlands, GO 4.75%, 2/1/30	570	610
Monmouth County Improvement Auth., Birkdale College, GO 6.00%, 8/1/38	2,500	2,896
Monmouth County Improvement Auth., GO, 5.00%, 1/15/31	1,000	1,102
Monroe Township Board of Ed., GO, 4.75%, 3/1/33 (3)	1,000	1,040
Morris-Union Jointure Commission, COP, 5.00%, 5/1/27 (7)	500	463
New Jersey Economic Dev. Auth., American Water Works 5.60%, 11/1/34 (8)	2,500	2,583
New Jersey Economic Dev. Auth., Crane's Mill, 6.00%, 7/1/38	1,000	949
New Jersey Economic Dev. Auth., Dow Chemical 0.875%, 12/1/21 (Tender 10/1/11)	2,760	2,760
New Jersey Economic Dev. Auth., Franciscan Oaks 5.75%, 10/1/23	475	472
New Jersey Economic Dev. Auth., Harrogate, 5.875%, 12/1/26	1,000	900
New Jersey Economic Dev. Auth., IDRB, Continental Airlines United Airlines, 6.25%, 9/15/19 (8)	1,000	971
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	250	244
New Jersey Economic Dev. Auth., Keswick Pines, 5.70%, 1/1/18	500	472
New Jersey Economic Dev. Auth., Keswick Pines, 5.75%, 1/1/24	850	746
New Jersey Economic Dev. Auth., Lease Liberty State Park 5.00%, 3/1/21 (2)	2,285	2,392
New Jersey Economic Dev. Auth., Lease Liberty State Park 5.00%, 3/1/24	1,500	1,531
New Jersey Economic Dev. Auth., Lions Gate, 5.75%, 1/1/25	945	867
New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37	830	712
New Jersey Economic Dev. Auth., Masonic Charity Foundation 5.50%, 6/1/31	1,000	1,010
New Jersey Economic Dev. Auth., Masonic Charity Foundation 6.00%, 6/1/25	1,000	1,021

New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/27	3,000	3,069
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/34 (2)	1,000	1,010
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/26 (2)	1,000	1,095
New Jersey Economic Dev. Auth., Newark Downtown Dist. 5.125%, 6/15/27	400	382
New Jersey Economic Dev. Auth., Presbyterian Homes at Montgomery, 6.375%, 11/1/31	800	699
New Jersey Economic Dev. Auth., Provident Group-Montclair Student Housing, 5.875%, 6/1/42	1,250	1,223
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/19	2,000	2,246
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/30	1,615	1,650
New Jersey Economic Dev. Auth., School Fac. Construction 5.125%, 3/1/30	3,500	3,624
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/17	1,445	1,616
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/24	2,000	2,208
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	1,500	1,208
New Jersey Economic Dev. Auth., Seashore Gardens 5.00%, 11/1/16	180	169
New Jersey Economic Dev. Auth., St. Barnabas Health Care Zero Coupon, 7/1/16 (2)	3,500	2,615
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 12/1/24 (5)	4,450	4,513
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 4.80%, 11/1/13	460	470
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	660	651
New Jersey EFA, Georgian Court College, 5.25%, 7/1/37	1,000	971

New Jersey EFA, Georgian Court College, 6.50%, 7/1/33 (Prerefunded 7/1/13) (1)	500	557
New Jersey EFA, Institute of Technology, 5.00%, 7/1/31	2,000	2,074
New Jersey EFA, Kean Univ., 5.50%, 9/1/36	2,000	2,128
New Jersey EFA, Princeton Univ., 5.00%, 7/1/33	2,000	2,141
New Jersey EFA, Richard Stockton College, 5.375%, 7/1/38	2,000	2,092
New Jersey EFA, Rider Univ., 5.00%, 7/1/37 (7)	1,500	1,405
New Jersey EFA, Rider Univ., 5.50%, 7/1/23 (7)	1,000	1,037
New Jersey EFA, Rowan Univ., 5.00%, 7/1/17 (6)	2,540	2,904
New Jersey EFA, Rowan Univ., 5.125%, 7/1/30 (Prerefunded 7/1/13) (1)(6)	1,000	1,086
New Jersey EFA, Rowan Univ., 5.25%, 7/1/22 (Prerefunded 7/1/12) (1)(6)	1,175	1,224
New Jersey EFA, Seton Hall Univ., 5.00%, 7/1/14	1,200	1,325
New Jersey EFA, Stevens Institute of Technology, 5.00%, 7/1/12	135	135
New Jersey EFA, Stevens Institute of Technology 5.00%, 7/1/12 (9)	115	119
New Jersey EFA, Stevens Institute of Technology, 5.25%, 7/1/22	2,000	2,124
New Jersey EFA, The College of New Jersey, 5.375%, 7/1/17 (6)	1,330	1,375
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32	2,150	2,490
New Jersey HFFA, AHS Hosp., 5.00%, 7/1/27	2,500	2,555
New Jersey HFFA, AHS Hosp., 6.00%, 7/1/37	1,000	1,067
New Jersey HFFA, Atlanticare Regional Medical Center 5.00%, 7/1/27	1,570	1,599
New Jersey HFFA, Atlanticare Regional Medical Center 5.75%, 7/1/25 (Prerefunded 7/1/12) (1)	885	925
New Jersey HFFA, Atlanticare Regional Medical Center 5.75%, 7/1/25	1,475	1,493
New Jersey HFFA, Catholic Health East, 4.75%, 11/15/29	4,110	4,031
New Jersey HFFA, Hackensack Univ. Medical Center 5.00%, 1/1/34	2,700	2,584
New Jersey HFFA, Holy Name Medical Center, 5.00%, 7/1/25	3,315	3,063

New Jersey HFFA, Hunterdon Medical Center, 5.125%, 7/1/35	250	241
New Jersey HFFA, Kennedy Health, 5.50%, 7/1/21	995	996
New Jersey HFFA, Pascack Valley Hosp. Assoc. 6.50%, 7/1/23 (10)(11)	750	—
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/31	4,750	4,860
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.00%, 7/1/25 (7)	2,485	2,402
New Jersey HFFA, Saint Barnabas Health Care Zero Coupon, 7/1/31	230	58
New Jersey HFFA, Somerset Medical Center, 5.50%, 7/1/33	1,000	765
New Jersey HFFA, South Jersey Hosp., 5.00%, 7/1/36	1,000	975
New Jersey HFFA, South Jersey Hosp., 5.875%, 7/1/21 (Prerefunded 7/1/12) (1)	2,000	2,093
New Jersey HFFA, Virtua Health, 5.75%, 7/1/33	2,500	2,625
New Jersey HFFA, Virtua Health, VRDN, 0.11%, 7/1/43	2,950	2,950
New Jersey HFFA, Virtua Health, VRDN, 0.11%, 7/1/43	5,495	5,495
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/21 (8)	1,555	1,628
New Jersey Higher Ed. Student Assistance Auth. 5.625%, 6/1/30	2,000	2,118
New Jersey Higher Ed. Student Assistance Auth. 6.00%, 6/1/15 (2)(8)	925	928
New Jersey Higher Ed. Student Assistance Auth. 6.125%, 6/1/30 (3)(8)	2,000	2,083
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.50%, 5/1/22 (4)(8)	340	341
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.70%, 5/1/20 (4)	385	386
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 6.25%, 11/1/26 (4)	465	469
New Jersey Housing & Mortgage Fin. Agency, Single-Family 5.00%, 10/1/37	1,975	2,009

New Jersey Housing & Mortgage Fin. Agency, Single-Family 5.375%, 4/1/30 (8)	605	618
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	2,335	2,520
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/19 (Prerefunded 12/15/11) (1)(2)	1,250	1,271
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (1)(3)	45	59
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	1,955	2,152
New Jersey Transportation Trust Fund Auth., Capital Appreciation, Zero Coupon, 12/15/29 (4)	6,000	2,072
New Jersey Turnpike Auth., 5.00%, 1/1/35	2,650	2,739
New Jersey Turnpike Auth., 5.00%, 1/1/36	2,015	2,072
New Jersey Turnpike Auth., 5.25%, 1/1/40	3,000	3,122
Newark Housing Auth., South Ward Police, GO 6.75%, 12/1/38 (3)	1,000	1,153
North Hudson Sewerage Auth., 5.25%, 8/1/18 (6)	2,000	2,049
North Hudson Sewerage Auth., Zero Coupon, 8/1/20 (2)	2,350	1,562
Passaic County Improvement Auth., GO, 5.00%, 5/1/42	1,500	1,555
Rutgers Univ., 5.00%, 5/1/31	1,000	1,074
Salem County Pollution Control Fin. Auth., PCR, Atlantic City Electric, 4.875%, 6/1/29	2,500	2,582
Salem County Pollution Control Fin. Auth., PCR, PSEG Power 5.75%, 4/1/31 (8)	2,900	2,929
South Brunswick Township Board of Ed., GO, 5.00%, 8/1/14 (6)	1,000	1,122
Tobacco Settlement Fin. Corp., 5.75%, 6/1/32 (Prerefunded 6/1/12) (1)	140	146
Tobacco Settlement Fin. Corp., 6.00%, 6/1/37 (Prerefunded 6/1/12) (1)	3,725	3,887
Tobacco Settlement Fin. Corp., 6.75%, 6/1/39 (Prerefunded 6/1/13) (1)	1,190	1,323
Tobacco Settlement Fin. Corp., 7.00%, 6/1/41 (Prerefunded 6/1/13) (1)	150	167

Port Auth. of New York & New Jersey, 6.125%, 6/1/94	1,000	1,157
		10,381
PENNSYLVANIA 1.9%		
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/28	2,640	2,688
Delaware River Port Auth. of Pennsylvania & New Jersey 5.00%, 1/1/40	2,000	2,051
		4,739
VIRGIN ISLANDS 1.7%		
Virgin Islands PFA, 5.00%, 10/1/25	1,000	1,001
Virgin Islands PFA, 5.00%, 10/1/39	2,000	1,823
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	600	635
Virgin Islands PFA, Hovensa Refinery, 5.875%, 7/1/22 (8)	250	235
Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 (8)	500	478
		4,172
GUAM 1.0%		
Guam, Gov't. Obligation, 5.75%, 12/1/34	1,500	1,510
Guam Gov't. Waterworks Auth., 5.00%, 7/1/12	1,000	1,010
		2,520
DELAWARE 0.6%		
Delaware River & Bay Auth., 5.00%, 1/1/27 (2)	1,500	1,554
		1,554
Total Municipal Securities (Cost $236,706)		242,506
Total Investments in Securities 97.9% of Net Assets (Cost $236,706)		$ 242,506

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. Subject to oversight by the fund’s Board of Trustees, the Valuation Committee develops pricing-related policies and procedures and approves all fair valuation determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private equity instruments, the Valuation Committee considers a variety of factors including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair value determinations made for portfolio holdings involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On August 31, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $7,350,000 and $10,978,000, respectively, for the six months ended August 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and February 28, 2011, and totaled $24,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2011, the fund had $506,000 of unused capital loss carryforwards, which expire: $93,000 in fiscal 2016 and $413,000 in fiscal 2017.

At August 31, 2011, the cost of investments for federal income tax purposes was $236,605,000. Net unrealized gain aggregated $5,901,000 at period-end, of which $9,069,000 related to appreciated investments and $3,168,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2011, expenses incurred pursuant to these service agreements were $48,000 for Price Associates and $34,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Trustees (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 14, 2011